EXHIBIT 10.77


                   YORKSHIRE POWER FINANCE LIMITED, AS ISSUER

                                       AND

                   YORKSHIRE POWER GROUP LIMITED, AS GUARANTOR

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE,
              PRINCIPAL PAYING AGENT, REGISTRAR AND TRANSFER AGENT

                                       AND

                       BANQUE GENERALE DU LUXEMBOURG S.A.,
                          AS PAYING AND TRANSFER AGENT


                                    INDENTURE

                          DATED AS OF FEBRUARY 1, 1998



                                 DEBT SECURITIES

                                TABLE OF CONTENTS

                                                                            PAGE

RECITALS OF THE COMPANY                                                       1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION           1

         SECTION 101.  Definitions                                            1
         SECTION 102.  Compliance Certificates and Opinions                   9
         SECTION 103.  Form of Documents Delivered to Trustee                10
         SECTION 104.  Acts of Holders                                       10
         SECTION 105.  Notices, Etc., to Trustee and Company                 13
         SECTION 106.  Notice of Holders; Waiver                             13
         SECTION 107.  Conflict with Trust Indenture Act                     14
         SECTION 108.  Effect of Headings and Table of Contents              14
         SECTION 109.  Successors and Assigns                                15
         SECTION 110.  Separability Clause                                   15
         SECTION 111.  Benefits of Indenture                                 15
         SECTION 112.  Governing Law                                         15
         SECTION 113.  Legal Holidays                                        15

ARTICLE TWO SECURITY FORMS  15

         SECTION 201.  Forms Generally                                       15
         SECTION 202.  Form of Trustee's Certificate of Authentication       16
         SECTION 203.  Form of Trustee's Certificate of Authentication
                       by an Authenticating Agent                            16
         SECTION 204.  Form of Guarantee                                     17

ARTICLE THREE THE SECURITIES                                                 18

         SECTION 301.  Amounted Unlimited; Issuable in Series                18
         SECTION 302.  Denominations                                         20
         SECTION 303.  Execution, Authentication, Delivery and Dating        20
         SECTION 304.  Transfer Agent and Paying Agent                       21
         SECTION 305.  Temporary Securities                                  22
         SECTION 306.  Registration, Registration of Transfer and Exchange   23
         SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities      24
         SECTION 308.  Payment of Interest; Interest Rights Reserved         25
         SECTION 309.  Persons Deemed Owners                                 27
         SECTION 310.  Cancellation                                          27
         SECTION 311.  Computation of Interest                               27
         SECTION 312.  Global Securities                                     28

ARTICLE FOUR SATISFACTION AND DISCHARGE                                      28

         SECTION 401.  Satisfaction and Discharge of Indenture               28
         SECTION 402.  Application of Trust Money                            30
         SECTION 403.  Satisfaction, Discharge and Defeasance of Securities
                       of any Series                                         30

ARTICLE FIVE REMEDIES                                                        32

         SECTION 501.  Events of Default                                     32
         SECTION 502.  Acceleration of Maturity; Rescission and Annulment    33
         SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                       by Trustee                                            34
         SECTION 504.  Trustee May File Proofs of Claim                      35
         SECTION 505.  Trustee May Enforce Claims Without Possession of
                       Securities                                            35
         SECTION 506.  Application of Money Collected                        35
         SECTION 507.  Limitation on Suits                                   36
         SECTION 508.  Unconditional Right of Holders to Receive Principal,
                       Premium and Interest                                  37
         SECTION 509.  Restoration of Rights and Remedies                    37
         SECTION 510.  Rights and Remedies Cumulative                        37
         SECTION 511.  Delay or Omission Not Waiver                          38
         SECTION 512.  Control by Holders                                    38
         SECTION 513.  Waiver of Past Defaults                               38
         SECTION 514.  Undertaking for Costs                                 38

ARTICLE SIX THE TRUSTEE                                                      39

         SECTION 601.  Certain Duties and Responsibilities                   39
         SECTION 602.  Notice of Defaults                                    40
         SECTION 603.  Certain Rights of Trustee                             40
         SECTION 604.  Not Responsible for Recitals or Issuance of
                       Securities                                            41
         SECTION 605.  May Hold Securities                                   41
         SECTION 606.  Money Held in Trust                                   42
         SECTION 607.  Compensation and Reimbursement                        42
         SECTION 608.  Disqualification; Conflicting Interests               42
         SECTION 609.  Corporate Trustee Required; Eligibility               42
         SECTION 610.  Resignation and Removal; Appointment of Successor
                       Trustee                                               43
         SECTION 611.  Acceptance of Appointment by Successor                44
         SECTION 612.  Merger, Conversion, Consolidation or Succession
                       to Business                                           45
         SECTION 613.  Preferential Collecting of Claims Against Company     45
         SECTION 614.  Authenticating Agents                                 49

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY              50

         SECTION 701.  Company to Furnish Trustee Names and Addresses
                       of Holders                                            50
         SECTION 702.  Preservation of Information; Communications to
                       Holders                                               51
         SECTION 703.  Reports by Trustee                                    52
         SECTION 704.  Reports                                               53

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE               54

         SECTION 801.  Company or Guarantor May Consolidate Etc., Only on
                       Certain Terms                                         54
         SECTION 802.  Successor Corporation to be Substituted               55

ARTICLE NINE SUPPLEMENTAL INDENTURES                                         55

         SECTION 901.  Supplemental Indentures without Consent of Holders    55
         SECTION 902.  Supplemental Indentures with Consent of Holders       56
         SECTION 903.  Execution of Supplemental Indentures                  57
         SECTION 904.  Effect of Supplemental Indentures                     57
         SECTION 905.  Conformity with Trust Indenture Act                   57
         SECTION 906.  Reference in Securities to Supplemental Indentures    58

ARTICLE TEN COVENANTS   58
         SECTION 1001. Payment of Principal, Premium, if any, and Interest   58
         SECTION 1002. Maintenance of Office or Agency                       58
         SECTION 1003. Money for Securities Payments to Be Held in Trust     59
         SECTION 1004. Limitation on Liens                                   60
         SECTION 1005. Limitation on Sale and Lease-Back Transactions        63
         SECTION 1006. Statement by Officers as to Default                   63
         SECTION 1007. Waiver of Certain Covenants                           63
         SECTION 1008. Further Assurances                                    64
         SECTION 1009. Payment of Additional Amounts                         64
         SECTION 1010. Copies Available to Holders                           65

ARTICLE ELEVEN REDEMPTION OF SECURITIES                                      66

         SECTION 1101. Applicability of Article                              66
         SECTION 1102. Election to Redeem; Notice to Trustee                 66
         SECTION 1103. Selection by Trustee of Securities to
                       Be Redeemed                                           66
         SECTION 1104. Notice of Redemption                                  67
         SECTION 1105. Deposit of Redemption Price                           68
         SECTION 1106. Securities Payable on Redemption Date                 68
         SECTION 1107. Securities Redeemed in Part                           68
         SECTION 1108. Optional Redemption in the Event of Change
                       in Taxing Jurisdiction Tax Treatment                  69

ARTICLE TWELVE SINKING FUNDS                                                 69

         SECTION 1201. Applicability of Article                              69
         SECTION 1202. Satisfaction of Sinking Fund Payments With Securities 70
         SECTION 1203. Redemption of Securities for Sinking Fund             70

ARTICLE THIRTEEN MEETINGS OF HOLDERS OF SECURITIES                           71

         SECTION 1301. Purposes of Meetings                                  71
         SECTION 1302. Place of Meetings                                     71
         SECTION 1303. Voting at Meetings                                    72
         SECTION 1304. Voting Rights, Conduct and Adjournment                72
         SECTION 1305. Revocation of Consent by Holders                      73

ARTICLE FOURTEEN GUARANTEE OF SECURITIES                                     73

         SECTION 1401. Applicability of Article; Unconditional Guarantee     73
         SECTION 1402. Waiver of Notice and Demand                           74
         SECTION 1403. Guarantor Obligations Not Affected                    74
         SECTION 1404. Execution of Guarantee                                75
         SECTION 1405. Subrogation                                           75
         SECTION 1406. Independent Obligations                               76

ARTICLE FIFTEEN MISCELLANEOUS                                                76

         SECTION 1501. Consent to Jurisdiction; Appointment of Agent to
                       Accept Service of Process                             76
         SECTION 1502. Counterparts                                          78










NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

         Reconciliation and tie between Trust Indenture Act of 1939 and
                     Indenture, dated as of February 1, 1998


           Trust Indenture Act Section                      Indenture Section
           ---------------------------                      -----------------
           (S)310(a)(1)                                         609
                 (a)(2)                                         609
                 (a)(3)                                         Not Applicable
                 (a)(4)                                         Not Applicable
                 (b)                                            608
                                                                610
           (S)311(a)                                            613(a)
                 (b)                                            613(b)
                 (b)(2)                                         703(a)(2)
                                                                703(b)
           (S)312(a)                                            701
                                                                702(a)
                 (b)                                            702(b)
                 (c)                                            702(c)
           (S)313(a)                                            703(a)
                 (b)(1)                                         Not Applicable
                 (b)(2)                                         703(b)
                 (c)                                            703(a), 703(b)
                 (d)                                            703(c)
           (S)314(a)                                            704
                 (a)(4)                                         704
                 (b)                                            Not Applicable
                 (c)(1)                                         102
                 (c)(2)                                         102
                 (c)(3)                                         Not Applicable
                 (d)                                            Not Applicable
                 (e)                                            102
            (S)315(a)                                           601(a)
                 (b)                                            602
                                                                703(a)(7)
                 (c)                                            601(b)
                 (d)                                            601(c)
                 (d)(1)                                         601(a)(1)
                 (d)(2)                                         601(c)(1)
                 (d)(3)                                         601(c)(3)
                 (e)                                            514
           (S)316(a)(1)(A)                                      502
                                                                512
                 (a)                                            513
                 (a)(2)                                         Not Applicable

                 (b)                                            508
                 (c)                                            105
           (S)317(a)(1)                                         503
                 (a)(2)                                         504
                 (b)                                            100
           (S)318(a)                                            107


NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  INDENTURE, dated as of February 1, 1998, among YORKSHIRE POWER FINANCE LIMITED, a limited liability company organized under the laws of the Cayman Islands, as issuer (the "Company"), having its registered office at P. O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies, YORKSHIRE POWER GROUP LIMITED, a private limited company incorporated under the laws of England and Wales, having its registered office at Wetherby Road, Scarcroft, Leeds, England, as guarantor (the "Guarantor"), THE BANK OF NEW YORK, as trustee, principal paying agent, registrar and transfer agent (the "Trustee"), and BANQUE GENERALE DU LUXEMBOURG S.A., as paying and transfer agent.

                    RECITALS OF THE COMPANY AND THE GUARANTOR

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of certain of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as provided in this Indenture.

                  All things necessary to make this Indenture a valid agreement of the Company, and the Guarantor, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, or of series thereof, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.      Definitions

                  For all purposes of this Indenture, all indentures supplemental hereto and any document or instrument delivered pursuant to the provisions hereof, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) The terms defined in this Article have the respective meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meaning assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principles", with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amounts" has the meaning specified in Section
1009.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", and "controlled" have meanings correlative to the foregoing.

                  "Attributable Debt" means, in respect of a Sale and Lease-Back Transaction, as at the time of determination, the present value (discounted at the rate borne by the applicable series of Securities) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

                  "Authenticating Agent" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee pursuant to Section 614.

                  "Bearer Security" means any Security that is payable to bearer.

                  "Board of Directors" means a copy of a resolution certified by a Director of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "Book-Entry Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Book-Entry Depositary (or a nominee thereof) by the Company pursuant to Section 301, and, if so provided pursuant to
Section 301 with respect to the Securities of a series, any successor to such Person. If at any time there is more than one Person, "Book-Entry Depositary" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

                  "Book-Entry Interests", means certificateless depositary interests to be issued by the Book-Entry Depositary to DTC representing in the aggregate a 100% beneficial interest in a Global Bearer Security.

                  "Business Day", when used with respect to the Place of Payment of the Securities of any series, means each day which is not a Saturday, a Sunday or a day on which banking institutions in any Place of Payment for the Securities of that series are authorized or obligated by law to remain closed.

                  "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor company shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor company.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any Director and by any other Director or the Treasurer, Secretary, or Assistant Treasurer or Assistant Secretary or any other officer so authorized and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" shall mean the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on a consolidated balance sheet of the Guarantor, net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the consolidated current liabilities of the Guarantor appearing on such balance sheet.

                  "Corporate Trust Office" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is 101 Barclay Street, New York, New York, 10286.

                  "corporation" includes corporations, associations, companies and business trusts.

                  "Debt" has the meaning specified in Section 1004.

                  "default" for purposes of Section 601 of this Indenture is defined to mean an "Event of Default" as specified in Section 501 hereof, and for purposes of Section 310(b) of the Trust Indenture Act, "default" shall mean an "Event of Default" as specified in Section 501 hereof but exclusive of any period of grace or requirement of notice.

                  "Defaulted Interest" has the meaning specified in Section 308.

                  "Deposit Agreement" means any deposit agreement among the Company, a Book-Entry Depositary and the holders and beneficial owners from time to time of interests in the Book-Entry Interests.

                  "Director" means any member of the Board of Directors at the time of determination.

                  "discharged" means, with respect to the Securities of any series, the discharge of the entire indebtedness represented by, and obligations of the Company under, the Securities of such series and the satisfaction of all the obligations of the Company under this Indenture relating to the Securities of such series, except (A) the rights of Holders of the Securities of such series to receive, from the trust fund described in Section 403 hereof, payment of the principal of, premium, if any, and interest, if any, of the Securities of such series when such payments are due, (B) the Company's obligations with respect to the Securities of such series with respect to registration, transfer, exchange and maintenance of a Place of Payment and (C) the rights, powers, trusts, duties, protections and immunities of the Trustee under this Indenture.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt in the United States.

                  "DTC" means The Depository Trust Company (or a nominee thereof) or its successors.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  "Global Bearer Security" means a Bearer Security, evidencing all or part of a series of Securities, issued to the Book-Entry Depository for such series.

                  "Global Registered Security" means a Registered Security, evidencing all or part of a series of Securities, issued to the Book-Entry Depository for such series.

                  "Global Security" means a Global Registered Security or a Global Bearer Security.

                  "Gross-Up Taxes" has the meaning specified in Section 1009.

                  "Guarantee" means the guarantee set forth in Article Fourteen by the Guarantor of any Security of any series authenticated and delivered pursuant to this Indenture either (i) if specified, as contemplated by Section 301, to be applicable to Securities of such series and not endorsed on such Securities pursuant to Article Fourteen hereof, or (ii) in all other cases, endorsed on such Securities.

                  "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument, until a successor company shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor company.

                  "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Global Bearer Security, the Book-Entry Depositary therefore.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by a Board Resolution and an Officers' Certificate issued pursuant thereto or by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

                  "Indirect Participant" means a Person that holds an interest in the Book-Entry Interests through a Participant.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

                  "Interest Payment Date", when used with respect to any Security means the Stated Maturity of an installment of interest on such Security.

                  "Letter of Representations" means, with respect to the Securities of any series, the letter of representations from the Company and the Trustee to DTC with respect to the Securities of that series that are represented by Global Registered Securities issued to DTC or the letter of representations from the Company and the Book-Entry Depositary to DTC with respect to the Securities of that series that are represented by Global Bearer Securities issued to such Book-Entry Depositary.

                  "Lien" means any mortgage, lien, pledge, security interest or other encumbrance; provided, however, that the term "Lien" shall not mean any easements, rights-of-way, restrictions and other similar encumbrances and encumbrances consisting of zoning restrictions, leases, subleases, licenses, sublicenses, restrictions on the use of property or defects in title thereto.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed by any Director or the Treasurer, Secretary, any Assistant Treasurer or Assistant Secretary of the Company or any other officer of the Company so authorized and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who, unless otherwise required by the Trust Indenture Act, may be an employee of, or regular counsel for, the Company, or may be other counsel reasonably acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding", when used with respect to Securities of any series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money or U.S. Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to the terms hereof or thereof or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to Section 306 of this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned as described in clause (b) above which have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Participant" means a Person that has an account with DTC.

                  "Paying Agent" means Banque Generale du Luxembourg S.A. and any other Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company hereunder, including, without limitation, the Principal Paying Agent.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of, premium, if any, and interest, if any, on the Securities of that series are payable as specified in or as contemplated by Section 301.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen security.

                  "Principal Paying Agent" means The Bank of New York until a successor Principal Paying Agent shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Principal Paying Agent" shall mean such successor Principal Paying Agent.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

                  "Registered Security" means any Security that is payable to a registered owner or registered assigns thereof as registered in the Security Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  "Relevant Date" for any payment made with respect to the Securities of any series means whichever is the later of (i) the date on which the relevant payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with this Indenture.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office including any vice president, managing director, the secretary, assistant vice president, assistant secretary, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Sale and Lease-Back Transaction" has the meaning specified in
Section 1005.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

                  "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

                  "Significant Subsidiary" means, at any particular time, any Subsidiary whose gross assets or gross revenues (having regard to the Guarantor's direct and/or indirect beneficial interest in the shares, or the like, of that subsidiary) represent at least 25% of the consolidated gross assets or consolidated gross revenues, as the case may be, of the Guarantor.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Guarantor or by one or more other Subsidiaries, or by the Guarantor and one or more other Subsidiaries.

                  "Taxing Jurisdiction" means (i) any supranational federation to which the United Kingdom belongs or (ii) the jurisdiction (or any political subdivision or taxing authority thereof) in which the Company or the Guarantor, is incorporated or in which the Company or the Guarantor is managed and controlled or has a place of business.

                  "Transfer Agent" means any Person authorized by the Company to effectuate the exchange or transfer of any Security on behalf of the Company hereunder, including, initially pursuant to Section 304, The Bank of New York and Banque Generale du Luxembourg S.A.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

                  "United Kingdom" means the United Kingdom of Great Britain and Northern Ireland, its territories, its possessions and other areas subject to its jurisdiction.

                  "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "Voting Stock" of any corporation means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

SECTION 102.      Compliance Certificates and Opinions

                  Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provide for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer or Director may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or Director knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers or Director or Directors stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

                  Without limiting the generality of the foregoing, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder including a Book-Entry Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Book-Entry Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Book-Entry Depositary's standing instructions and customary practices.

                  (b) The fact and date of the execution by any Person of any such instrument, writing or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument, writing or proxy acknowledged to him the execution thereof.

                  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, writing or proxy, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Registered Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such actions is made upon such Security.

                  (e) The principal or face amount and serial numbers of Bearer Securities of any series held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by the Book-Entry Depositary for such Bearer Securities.

                  (f) If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for purposes of determining the identity of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be sought or given before or after the record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders of Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Securities of such series Outstanding shall be computed as of such record date.

                  With regard to any record date set pursuant to this subsection, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to take relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this subsection, the Company may, at its option, set an expiration date after which no such action purported to be taken by any Holder shall be effective hereunder unless taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents).

                  On or prior to any expiration date set pursuant to this subsection, the Company may, on one or more occasions at its option, extend such expiration date to any later date. Nothing in this subsection shall prevent any Holder (or any duly appointed agent thereof) from taking, at any time, any action contrary to or different from, any action previously taken, or purported to have been taken, hereunder by such Holder, in which event the Company may set a record date in respect thereof pursuant to this subsection. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be taken by Holders pursuant to Section 501, 502, 512.

                  Upon receipt by the Trustee of written notice of any default described in Section 501, any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to Section 502 or of any direction in accordance with Section 512, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of the series entitled to join in such notice, declaration, or rescission and annulment, or direction, as the case may be, which record date shall be the close of business on the day the Trustee receives such notice, declaration, rescission and annulment of direction, as the case may be. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agent), and only such Persons, shall be entitled to join in such notice, declaration, rescission and annulment, or direction, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration, rescission and annulment, or direction, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined thereon on or prior to the 90th day after such record date, such notice of default, declaration, rescission and annulment, or direction, as the case may be, given or made by the Holders, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect.

                  Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice of default, a declaration of acceleration, a rescission and annulment of a declaration of acceleration or a direction in accordance with
Section 512, contrary to or different from, or, after the expiration of such period, identical to, a previously given notice, declaration, rescission and annulment, or direction, as the case may be, that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

SECTION 105.      Notices, Etc., to Trustee and Company

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its registered office, with a copy addressed to the Guarantor at the address of its registered office, each as specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      Notice to Holders; Waiver

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event. (i) in the case of a Holder of Registered Securities, at his address as it appears in the Security Register, and (ii) in the case of a Holder of Global Bearer Securities, at the address provided in or pursuant to the relevant Deposit Agreement of the relevant Book-Entry Depositary, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  If Securities of any series are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange so require, notice to Holders of such Securities shall be published in a leading newspaper having general circulation in Luxembourg.

                  If, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made at the direction of the Company in a manner reasonably calculated, to the extent practicable under the circumstances, to provide prompt notice shall constitute a sufficient notification for every purpose hereunder.

                  Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event and the rules of any securities exchange on which such Bearer Securities are listed so require, such notice shall be sufficiently given to Holders of such Bearer Securities if published in such newspaper or newspapers as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice by publication shall be deemed to have been given on the date of the first such publication. In addition, notice to the Holder of any Global Bearer Security shall be given by mail in the manner provided above.

                  If by reason of any cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.      Conflict with Trust Indenture Act

                  If any provision hereof limits, qualifies of conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108.      Effect of Headings and Table of Contents

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      Successors and Assigns

                  All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 110.      Separability Clause

                  In case any provision in this Indenture, in the Securities or in any Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      Benefits of Indenture

                  Nothing in this Indenture, in the Securities or in any Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      Governing Law

                  This Indenture, the Securities and any Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.      Legal Holidays

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payments of principal, premium, if any, or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.      Forms Generally

                  The Securities of each series shall be in substantially the form appended to the supplemental indenture establishing such series, or in such other form as shall be established by or pursuant to a Board Resolution (or Officers' Certificate delivered pursuant thereto) or in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, a Board Resolution or one or more indentures supplemental hereto, and may have such letters, number of other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Director or Directors executing such Securities, as evidenced by the Director's or Directors' execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of any appropriate record of such action shall be certified by an authorized Director or officer of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article or in a Board Resolution (or Officers' Certificate delivered pursuant thereto) or an indenture supplemental hereto.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Director or Directors executing such Securities, as evidenced by the Director's or Directors' execution of such Securities.

SECTION 202.      Form of Trustee's Certificate of Authentication

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


Dated:                  __________________________________
                                as Trustee

                        By: ____________________________
                              Authorized Signatory


SECTION 203. Form of Trustee's Certificate of Authentication by an Authenticating Agent

                  If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by the Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

Dated:                   __________________________________
                                as Trustee



                         By:  [NAME OF AUTHENTICATING AGENT]
                              Authenticating Agent


                         By: ______________________________
                                Authorized Signatory

SECTION 204.      Form of Guarantee

                  FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of, premium, if any, and interest, if any, on this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

                  The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

                  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                              YORKSHIRE POWER GROUP LIMITED


                              By: ____________________________
                                  Authorized Signatory

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.      Amount Unlimited; Issuable in Series

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 303, set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, the terms of such series, which may include the following:

                  (1) title of the Securities of the series (which shall distinguish the Securities series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer or, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 305, 306, 307 or 906, and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the bearer (in the case of a Bearer Security) or the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest (in the case of a Registered Security);

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (6) the place or places, if any, in addition to or in the place of the Corporate Trust Office, where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable and (in the case of the Registered Securities) where such Securities may be registered or transferred;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (11) if other than such coin or currency of the United States as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies such as the European Currency Unit, in which payment of the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable;

                  (12) if the principal of, premium, if any, or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (13) if the amount of payments of principal of, premium, if any, or interest, if any, on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                  (14) any provisions permitted by this Indenture relating to Events of Default or covenants of the Company or the Guarantor with respect to such series of Securities;

                  (15) if the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities, (i) whether beneficial owners of interests in any such Global Security or Securities may exchange such interests for definitive Registered Securities of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in Section 306, and (ii) the Book-Entry Depositary for such Global Security or Securities;

                  (16) if the Company ever wishes to issue definitive Bearer Securities then all provisions relating to or governing such Bearer Securities will be set forth in an indenture supplemental hereto;

                  (17) if Article Fourteen and the other provisions of this Indenture relating to the Guarantee of the Securities are applicable to such series; and

                  (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and set forth in the Officers' Certificate referred to above or in any indenture supplemental hereto referred to above.

                  If any of the terms of the Securities of a series, including the form of Security of such series, are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary or other authorized officer or Director, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such series of Securities.

SECTION 302.      Denominations

                  The Securities of each series shall be issuable in bearer form or in registered form without coupons, except as otherwise expressly provided in a supplemental indenture hereto, in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.      Execution, Authentication, Delivery and Dating

                  The Securities shall be executed on behalf of the Company by any Director, the Secretary or any other officer of the Company so authorized and need not be attested. Definitive Registered Securities of any series may have the Company's seal reproduced thereon which need not be attested. The Securities of any series shall be executed by such additional Director or officer, if any, as shall be specified pursuant to Section 301. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signature of any individual who was at any time the proper Director or officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.      Transfer Agent and Paying Agent

                  For so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, the Company shall maintain a Paying Agent and Transfer Agent in Luxembourg.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Transfer Agent or Paying Agent not a party to this Indenture, which shall implement the provisions of this Indenture that relate to such Person. The Company shall notify the Trustee of the name and address of any such Person. If the Company fails to maintain a Registrar or Paying Agent, the Trust shall act as such and shall be entitled to appropriate compensation therefore pursuant to Section 607. The Company initially appoints the Trustee as Registrar, Transfer Agent and Principal Paying Agent in The City of New York and Banque Generale du Luxembourg S.A. as Paying Agent and Transfer Agent in Luxembourg in connection with the Securities.

                  Banque Generale du Luxembourg S.A. shall be responsible for only those duties that are described in the provisions of this Indenture that relate to the Paying Agent and Transfer Agent. No implied duties or obligations shall be read into this Indenture against Banque Generale du Luxembourg S.A. It is understood and agreed that the actions taken by Banque Generale du Luxembourg S.A. as Paying Agent and Transfer Agent shall be limited to actions including definitive Registered Securities.

SECTION 305.      Temporary Securities

                  Pending the preparation of a permanent Global Security or definitive Securities of any series, the Company may execute, and upon Company Order the Trustee or the Authenticating Agent shall authenticate, and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form, and with such appropriate insertions, omissions, substitutions and other variations as the officer or officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder except as provided in Section 306 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations.

                  Upon any exchange of a portion of a temporary Global Security for a definitive Global Security for the individual Securities represented thereby pursuant to this Section 305 or Section 306, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount of such temporary Global Security, and such principal amount shall be reduced for all purposes by the amount so exchanged and endorsed.

SECTION 306.      Registration, Registration of Transfer and Exchange

                  The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. The Company may have one or more co-registrars and the term "Security Registrar" includes any co-registrar.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

                  At the option of the Holder, any Registered Security or Registered Securities of any series, other than a Global Security, may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order the Trustee or the Authenticating Agent shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be delivered by the Trustee, the Authenticating Agent or the Security Registrar in exchange for Registered Securities.

                  All Securities issued upon any registration of transfer or exchange of Registered Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Registered Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his Attorney duly authorized in writing.

                  Interests in a Global Security or Securities may be exchanged for definitive Registered Securities of the same series in whole or in part only under the circumstances provided in this Indenture, in an Officers' Certificate (pursuant to a Board Resolution) or in an indenture supplemental hereto pursuant to which Securities of that series are issued or in the Securities of that series. In such event the Company will execute, and the Trustee or the Authenticating Agent, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver such definitive Registered Securities. Any such definitive Registered Securities so issued shall be registered in the name of such Person or Persons as the Book-Entry Depositary shall instruct the Trustee and the Security Registrar in writing. The Trustee or the Security Registrar shall deliver such definitive Registered Securities to the Persons in whose names such definitive Registered Securities are so registered. Upon the exchange (i) in whole of a Global Security or Securities for definitive Registered Securities in equal aggregate principal amount, such Global Security or Securities shall be delivered to the Trustee for cancellation or (ii) in part of a Global Security or securities for definitive Registered Securities, then the principal amount of such Global Security or Securities shall be reduced by an endorsement on such Global Security or Securities in an amount equal to the aggregate principal amount of such definitive Registered Securities. Interests in a Global Security or Securities may not be exchanged for definitive bearer Securities. Notwithstanding the foregoing, interests in a Global Security may not be exchanged for definitive Registered Securities during the sixteen day period immediately prior to and including each Interest Payment Date.

                  No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 305, 906, 1107 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption under Section 1103 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of the series (but only if and under the circumstances for which the Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be immediately surrendered for redemption with written instructions for payment consistent with the provisions of this Indenture.

                  The provisions of this Section 306 are, with respect to any Global Security, subject to Section 312 hereof.

SECTION 307       Mutilated, Destroyed, Lost and Stolen Securities

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either or them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section 307, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section 307 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section 307 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 308       Payment of Interest; Interest Rights Reserved

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid (in the case of a Bearer Security) to the bearer thereof and (in the case of a Registered Security) to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Payment of interest, if any, in respect of any Registered Security will be made by check mailed to the address of the Person entitled thereto as such person's address appearing in the Security Register. Payment of interest, if any, in respect of any Registered Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Registered Securities, and payment of interest, if any in respect of a Global Registered Security shall be made, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

                  Any interest on any Security of any series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall, in the case of Registered Securities, forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and respective principal amounts of such Registered securities held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series or any Global Registered Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange.

                  Defaulted Interest on Bearer Securities shall be payable to the bearer thereof at the time of payment of such Defaulted Interest by the Company.

                  Subject to the foregoing provisions of this Section 308, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 309.      Persons Deemed Owners

                  Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 308) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Book-Entry Depositary for a Global Bearer Security as the absolute owner of such Global Bearer Security for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Global Bearer Security or coupon be overdue, and neither the Company or the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any Global Security held on its behalf by a Book-Entry Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Book-Entry Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Book-Entry Depositary as holder of any Security.

SECTION 310.      Cancellation

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 310, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 311.      Computation of Interest

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 312.      Global Securities

                  If the Company shall establish pursuant to Section 301 that the Securities of a particular series are to be issued in the form of a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 303, authenticate and deliver, a Global Security or Securities which (i) shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all the Outstanding Securities of such series, (ii) shall be in bearer form or, if in registered form registered in the name of the Book-Entry Depositary or its nominee, (iii) shall be delivered by the Trustee to the Book-Entry Depositary or pursuant to the Book-Entry Depositary's instruction and (iv) shall bear a legend substantially to the following effect:

                  "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and if this Security is in bearer form, is held by a Book-Entry Depositary or, if this Security is in registered form, is registered in the name of a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for Securities, if this Security is in bearer form, held by, or if this Security is in registered form, registered in the name of, a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture.

                  Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the Company or its agent for registration of transfer, if this Security is in registered form, exchange or payment, and any definitive Registered Security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer or the registered owner hereof, as the case may be, the Book-Entry Depositary, has an interest herein."

                  Unless and until definitive Registered Securities of a series are issued in exchange for the Global Security of a series as permitted by this Indenture, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 306, only to another nominee of the Book-Entry Depositary for such series, or to a successor Book-Entry Depositary for such series selected or approved by the Company or to a nominee of such successor Book-Entry Depositary.

                  No Security that is not a Global Bearer Security may be payable to bearer (except as otherwise provided in an indenture supplemental hereto or in an Officers' Certificate (pursuant to a Board Resolution) pursuant to Section 301(16)).

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of Indenture

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments of any principal, premium or interest in respect thereof and any right to receive any Additional Amount as provided in Section 1009), and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any paying agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                           (iv) are deemed paid and discharged pursuant to
                  Section 403, as applicable.

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money in the currency or units of currency in which such Securities are payable, or (b) U.S. Government Obligations (denominated in the same currency or units of currency in which such Securities are payable) which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity or Redemption Date, as the case may be, money in an amount, or (c) a combination of money or U.S. Government Obligations as provided in (b) above, in each case, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 401 or if money or U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      Application of Trust Money

                  (a) Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 or 403 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 or 403, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, to the persons entitled thereto, of the principal of, premium, if any, and interest, if any, on the Securities for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as provided by Sections 401 or 403.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Sections 401 or 403 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                  (c) The Trustee shall deliver or pay to the Company from time to time upon Company request any U.S. Government Obligations or money held by it as provided in Sections 401 or 403 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money was deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

                  (d) Any monies paid by the Company to the Trustee or any Paying Agent, or held by the Company in trust, for the payment of the principal of, premium, if any, or interest, if any, or Additional Amounts on any Securities and remaining unclaimed at the end of two years after such principal, premium, interest or Additional Amounts become due and payable will be repaid to the Company, or released from the trust, upon its written request, and upon such repayment or release all liability of the Company, the Trustee and such Paying Agent with respect thereto will cease.

SECTION 403.      Satisfaction, Discharge and Defeasance of Securities of any
Series

                  The Company, at its option, may elect (a) to be discharged from any and all obligations in respect of the Securities of a Series (except in each case for the obligations to register the transfer or exchange of the Securities of that series, replace stolen, lost or mutilated Securities of that series, maintain paying agencies and hold moneys for payment in Trust); or (b) not to comply with any term, provision or condition set forth in Sections 801, 1004 and 1005 with respect to the Securities of any series, provided that the following conditions shall have been satisfied:

                  The Company has deposited or caused to be irrevocably deposited (except as provided in Section 607, 402(d) and the last paragraph of Section 1003) with the Trustee (specifying that each deposit is pursuant to this
Section 403) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount, or (iii) a combination thereof, in each case, in an amount sufficient, in the opinion of a nationally recognized firm of independent accountants, to pay and discharge the principal of, premium, if any, and interest, if any (including any Additional Amounts then known), if any, on the outstanding Securities of such series on the dates such payments are due in accordance with the terms of the Securities of such series, or if the Company has designated a redemption date pursuant to the final sentence of this paragraph, to and including the redemption date so designated by the Company), and no Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as Section 501(7) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be satisfied until the expiration of such period), and the Securities of such series will not be delisted by any securities exchange on which they are traded as a result of the deposit of trust funds in trust. To exercise any such option, the Company is required to deliver to the Trustee (i) an opinion of independent counsel of recognized standing to the effect that (x) the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case absent such deposit and (y) the deposit shall not result in the Company being deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, which in the case of clause (a) must be based on a change in law or a published ruling by the United States Internal Revenue Service and (ii) an Officers' Certificate as to compliance with all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the Securities of such series. If the Company shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of, premium, if any and interest, if any, (including any Additional Amounts then known), if any, on the outstanding Securities of such series to and including a Redemption Date on which all of the outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by a irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with this Indenture.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      Events of Default

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                  (1) default in the payment of any interest or any Additional Amounts upon any Security of that series when it becomes due and payable and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the payment of any installment of any sinking fund provided with respect to such series, when and as due by the terms of a Security of that series; or

                  (4) material default in the performance, or material breach, of any covenant or obligation of the Company or the Guarantor in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series) and continuance of such material default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company or the Guarantor by the Trustee or to the Company or the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default in the payment of the principal of any bond, debenture, note or other evidence of indebtedness, in each case for money borrowed, or in the payment of principal under any mortgage, indenture (including this Indenture) or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed, of the Company, the Guarantor or any Significant Subsidiary, which default for payment of principal is in an aggregate principal amount exceeding U.S. $50,000,000 (or its equivalent in any other currency or currencies) when such indebtedness becomes due and payable (whether at maturity, upon redemption of acceleration or otherwise), if such default shall continue unremedied or unwaived for more than 30 Business Days and the time for payment of such amount has not been expressly extended; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company or the Guarantor, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; and provided, further, that if such default under such indenture or instrument shall be remedied or cured by the Company, the Guarantor or such Significant Subsidiary or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been remedied, cured or waived without further action upon the part of the Trustee or any of the Holders; or

                  (6) any Guarantee shall be held in a judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect; or

                  (7) the failure of the Company, the Guarantor, or a Significant Subsidiary generally to pay its debts as they become due, or the admission in writing of its inability to pay its debts generally, or the making of a general assignment for the benefit of its creditors, or the institution of any proceeding by or against the Company, the Guarantor or a Significant Subsidiary (other than any such proceeding brought against the Company, the Guarantor or a Significant Subsidiary that is dismissed within 180 days from the commencement thereof) seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition (in each case, other than a solvent liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition) of it or its debts under any law relating to bankruptcy, insolvency, reorganization, moratorium or relief of debtors, or seeking the entry of an order for relief or appointment of an administrator, receiver, trustee, intervenor or other similar official for it or for any substantial part of its property, or the taking of any action by the Company, the Guarantor or a Significant Subsidiary to authorize any of the actions set forth in this subparagraph (7); or

                  (8) any other Event of Default provided in the supplemental indenture or provided in or pursuant to the Board Resolution under which such series of Securities is issued or in the form of Security for such series.

SECTION 502.      Acceleration of Maturity; Rescission and Annulment

                  If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as hereinafter in this Article provided, if all Events of Default with respect to Securities of that series have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

SECTION 503.      Collection of Indebtedness and Suits for Enforcement by
Trustee

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security of a series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of, premium, if any, on any Security of a series at the Stated Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities of such series, the whole amount then due and payable on such Securities of such series for principal of, premium, if any, and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal of, premium, if any, and any overdue interest, at the rate or rates prescribed therefore in such Securities of such series, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If any Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights.

SECTION 504.      Trustee May File Proofs of Claim

                  In case of the pendency of any receivership, insolvency, liquidation (other than a solvent liquidation), bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal of, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.      Trustee May Enforce Claims Without Possession of Securities

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.      Application of Money Collected

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order with respect to the Securities of any series, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal of, premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:   To the payment of all amounts due to the Trustee
under Section 607;

                  SECOND: In case the principal and premium, if any, of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such a series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon the overdue installments of interest at the rate prescribed there for in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

                  THIRD:   In case the principal or premium, if any, of the
Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid on all the Securities of such series for principal, premium, if any, and interest, if any, with interest upon the overdue principal of premium, if any, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon overdue installments of interest at the rate prescribed therefor in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and any premium and interest, without preference or priority of principal over interest, or of interest over principal or premium, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

                  FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

SECTION 507.      Limitation on Suits

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such requests;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest

                  Notwithstanding Section 507, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, or (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security, (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      Restoration of Rights and Remedies

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Company, the Trustee and the Holders shall continue as through no such proceeding had been instituted.

SECTION 510.      Rights and Remedies Cumulative

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      Delay or Omission Not Waiver

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right to remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be.

SECTION 512.      Control by Holders

                  The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee shall not determine that the action so directed would be prejudicial to Holders not taking part in such action.

SECTION 513.      Waiver of Past Defaults

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default.

                  (1) in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      Undertaking for Costs

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant in such suit, but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal, of, premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities

                  (a) Except during the continuance of a default with respect to the Securities of any series,

                  (1) the Trustee undertakes to perform, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case a default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless the Trustee was negligent in ascertaining the pertinent facts;

                  (2) no provision of this Indenture shall require the Trustee to spend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability satisfactory to the Trustee has not been assured to it; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

                  (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

SECTION 602.      Notice of Defaults

                  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 602, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.      Certain Rights of Trustee

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to expand or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable prior request and during normal business hours to examine the books, records and premises of the company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the actions or omissions of such agents appointed and supervised by it with due care.

SECTION 604.      Not Responsible for Recitals or Issuance of Securities

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee or any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.      May Hold Securities

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.      Money Held in Trust

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.      Compensation and Reimbursement

                  The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing;

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursement and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, which compensation, expenses and disbursements shall be set forth in sufficient written detail to the satisfaction of the Company), except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith; and

                  (3) to indemnify the Trustee, its officers, directors and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith, or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Obligations under this Section 607(3) will survive the satisfaction and discharge of this Indenture pursuant to Section 401 hereof.

SECTION 608.      Disqualification;  Conflicting Interests

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.      Corporate Trustee Required; Eligibility

                  There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under the Trust Indenture Act and which shall have a combined capital and surplus of at least U.S. $50,000,000. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee does not have an office in The City of New York or has not appointed an agent in The City of New York, the Trustee shall be a participant in The Depository Trust Company and FAST distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a United States federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      Resignation and Removal;  Appointment of Successor Trustee

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with section 310(b) of the Trust Indenture Act pursuant to Section 608 with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situations, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.      Acceptance of Appointment by Successor

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 611, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.      Merger, Conversion, Consolidation or Succession to Business

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.      Preferential Collecting of Claims Against Company

                  (a) Subject to Subsection (b) of this Section 613, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section 613, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section 613:

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been applied by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

                  Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (C) to realize, for its own account, but only to extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section 613, would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account for the funds and property held in such special account, the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or winding up or administration pursuant to the insolvency laws of the Cayman Islands or the United Kingdom, as applicable, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the receptive claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or winding up or administration pursuant to the insolvency laws of the Cayman Islands or the United Kingdom, as applicable, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal

Bankruptcy Act or applicable State law or winding up or administration pursuant to the insolvency laws of the Cayman Islands or the United Kingdom, as applicable, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim.

                  Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as through such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                  (b) There shall be excluded  from the operation of  Subsection
(a) of this Section 613 a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section 613;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section 613.

                  (c) For the purposes of this Section 613 only:

                  (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (2) the term "other indenture securities" means securities upon which the Company is an obligor (as defined in the Trust Indenture
         Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section 613, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (5) the term "company" means any obligor upon the Securities; and

                  (6) the term "Federal Bankruptcy Act" means the Bankruptcy Code or Title 11 of the United States Code.

SECTION 614.      Authenticating Agents

                  From time to time the Trustee, with the prior written approval of the Company, may appoint one or more Authenticating Agents with respect to one or more series of Securities with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Securities of such series or in connection with transfers and exchanges under Sections 304, 305, 306 and 1104 as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities by an Authenticating Agent pursuant to this Section 614 shall be deemed to be authentication and delivery of such Securities "by the Trustee". Each such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 614 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

                  Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from, any merger or consolidation or to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 614, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 614, the Trustee may appoint a successor Authenticating Agent with the prior written approval of the Company and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614 as may be agreed in a separate writing among the Company, the Trustee and such Authenticating Agent, and the Trustee shall be entitled to be reimbursed for such payments pursuant to Section 607.

                  If an appointment with respect to one or more series of Securities is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

Dated:
                                     ______________________________________
                                     As Trustee

                                     {NAME OF AUTHENTICATING AGENT}



                                     _______________________________________
                                                        Authenticating Agent


                                     By:


                                     _______________________________________
                                                       Authorized Signatory


                                  ARTICLE SEVEN

                HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names and Address of Holders

                  The Company will furnish or cause to be furnished to the Trustee with respect to the Registered Securities of each series

                  (a) semi-annually, not later than 15 days after each Regular Record Date, or, in the case of any series of Registered Securities on which semiannual interest is not payable, not more than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar from and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee is Security Registrar for any series of Registered Securities, no such list shall be required to be furnished with respect to any such series.

SECTION 702.      Preservation of Information; Communications to Holders

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                           If the Trustee shall elect not to afford such
applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections to sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable, by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.      Reports by Trustee

                  (a) Within 60 days after July 1 of each year, commencing July 1, 1998, the Trustee shall transmit by mail to all Holders of Securities a brief report dated as of such July 1, of such year with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

                  (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

                  (2) the creation of or any material change to a relationship specified in Section 608;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percentum of the principal amount of the Securities outstanding on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Sections 613(b)(2), (3), (4) or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

                  (b) The Trustee shall transmit by mail to all Holders of Securities a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding


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
the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section 703 (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the securities outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each United States national securities exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any securities are listed on any United States national securities exchange.

SECTION 704.      Reports

                  The Company and the Guarantor shall:

                  (1) file with the Trustee, within 30 days after the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Guarantor is not required to file information, documents or reports pursuant to either of said Sections and one or more series of the Securities is listed on a United States national securities exchange, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a United States national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders of Securities within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission.

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



                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

SECTION 801.      Company or Guarantor May Consolidate Etc., Only on Certain
Terms

                  Nothing contained in this Indenture or in the Securities of any series shall prevent the Company or the Guarantor from consolidating with or merging into another corporation or corporations, or successive consolidations or mergers or conveying, transferring, leasing or otherwise disposing of its properties and assets substantially as an entirety to any person, provided that
(a) the successor entity expressly assumes all of the Company's applicable obligations on the Securities or the Guarantor's applicable obligations under the guarantee, as the case may be, and (b) immediately after giving effect to such transaction no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing. In addition, each of the Company and the Guarantor may assign and delegate all of its rights and obligations on the Securities of any series, under this Indenture, on the Guarantee and all other documents, agreements and instruments related thereto, as applicable, to any Person that owns all of the ordinary shares of the Company or the Guarantor or to any Person that owns all of the ordinary shares of a Person that owns all of the ordinary shares of the Company or the Guarantor, and upon any such Person assuming such rights and obligations the Company or the Guarantor shall be automatically released from such obligations, provided that immediately after given effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing.

                  In the event that any such successor entity is organized under the laws of a country located outside of a Taxing Jurisdiction and withholding or deduction is required by law for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within such country in which the successor entity is organized or by or within any political subdivision thereof or any authority therein or thereof having power to tax, the successor entity shall pay to the relevant Holder of the Securities of such series such Additional Amounts, under the same circumstances and subject to the same limitations as are specified for in Section 1009 hereof, but substituting for the applicable Taxing Jurisdiction in each place the name of the country under the laws of which such successor entity is organized, managed and controlled or has a place of business. In addition, such successor entity shall be entitled to effect an optional tax redemption under the same circumstances and subject to the same limitations as are set forth in Section 1108 hereof, but substituting for the applicable Taxing Jurisdiction in each place the name of the country under the laws of which such successor entity is organized, managed and controlled or has a place of business and substituting the date of such succession for the date of the relevant underwriting agreement for the Securities of such series.

SECTION 802       Successor Corporation to be Substituted

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

                  Upon any consolidation by the Company or the Guarantor with or merger by the Company or the Guarantor into any other corporation or any conveyance, transfer, lease or other disposition of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with
Section 801, the successor corporation formed by such consolidation or into which the Company or the Guarantor is merited or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      Supplemental Indentures without Consent of Holders

                  Without the consent of any Holders, the Company, the Guarantor and the Trustee, at any time and form time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another company to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or any Guarantee;

                  (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor;

                  (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series);

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Bearer Securities, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of Securities in uncertificated form, or to permit or facilitate the issuance of extendible Securities;

                  (5) to change or eliminate any of the provisions of this Indenture; provided that an such change or elimination shall become effective only as to the Securities of any series created by such supplemental indenture and Securities of any series subsequently created to which such change or elimination is made applicable by the subsequent supplemental indenture creating such series;

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

                  (6) to secure the Securities;

                  (7) to establish the form and terms of the Securities of any series as permitted by Sections 201 and 301;

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee which respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

                  (9) to provide for any rights of the Holders of Securities of any series to require the repurchase of Securities of such series by the Company; or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to evidence the merger of the Company or the replacement of the Trustee, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not materially and adversely affect the interests of the Holders of Securities of any series.

SECTION 902.      Supplemental Indentures with Consent of Holders

                  With the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including Additional Amounts) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 902 or
         Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this
Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.      Execution of Supplemental Indentures

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental Indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      Effect of Supplemental Indentures

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.      Conformity with Trust Indenture Act

                  Every supplemental indenture executed pursuant to this Article shall, if so required by the Trust Indenture Act, conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.      Reference in Securities to Supplemental Indentures

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

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.     Payment of Principal, Premium, if any, and Interest

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest and Additional Amounts, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture. An installment of principal of or interest on the Securities of a series shall be considered paid on the date it is due if the Trustee or Paying Agent holds at 11:00 a.m. New York City time on that date money deposited by the Company in immediately available funds and designated for, and sufficient to pay, the installment in full.

                  Neither the Company, the Guarantor, nor any agent of the Company or the Guarantor will have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of the Securities of a series or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership or an interest in the Book-Entry Interest or for maintaining, supervising or reviewing any records relating to a Participant's interests in the Book-Entry Interests.

SECTION 1002.  Maintenance of Office or Agency

                  The Company will maintain (i) in the Borough of Manhattan, The City of New York, an office or agency where Securities of any series may be presented or surrendered for payment, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served and if definitive Registered Securities have been issued, an office or agency of a Transfer Agent where Securities may be surrendered for registration of transfer or exchange, and (ii) an office or agency of a Paying Agent where the Securities may be paid in Luxenbourg so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange so require. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series pursuant to Section 1001

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

may be presented at the place specified for the purpose pursuant to Section 301, and the Company hereby appoints the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Securities of one or more series and any appurtenant coupons (subject to Section
1001) may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency. The Company will at all times maintain at least one Paying Agent which is located outside the United Kingdom for each series of Securities.

SECTION 1003.     Money for Securities Payments to Be Held in Trust

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, no later than 11:00 A.M., New York City time, on or prior to each due date of the principal of, premium, if any, or interest, if any, on any securities of that series, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the Provisions of this Section 1003, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of, premium, if any, or interest, if any, on the Securities of that series; and

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

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or by any Paying Agent to the Trustee, the Company or such Paying Agent, as the case may be, shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004.     Limitation on Liens

                  If this covenant shall be made applicable to the Securities of a particular series as contemplated by Section 301 hereof, the Company and the Guarantor shall not, and shall not cause or permit any Significant Subsidiary to, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness, in each case for money borrowed ("Debt"), secured by a Lien upon any property or assets (other than cash) of the Company, the Guarantor or such Significant Subsidiary, as applicable, without effectively providing that the outstanding Securities (together with, if the Guarantor so determines, any other indebtedness or obligation then existing or thereafter created ranking equally with such Securities) shall be secured equally and ratably with (or prior to) such Debt so long as such Debt shall be so secured. The foregoing restriction on Liens will not, however, apply to:

                  (a) Liens in existence on the date of original issue of such Securities;

                  (b) (i) any Lien created or arising over any property which is acquired, constructed or created by the Company, the Guarantor or any of its Significant Subsidiaries, but only if (A) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (B) such Lien is created or arises on or before 90 days after the completion of such acquisition, construction or creation and (C) such Lien is confined solely to the property so acquired, constructed or created; or (ii) any Lien to secure Debt of the Company, the Guarantor or a Significant Subsidiary incurred in connection with a specifically identifiable project where the Lien relates to and is confined to a property or properties (including, without limitation, shares or other rights of ownership in the entries which own such property or project) involved in such project and acquired by the Company, the Guarantor or a Significant Subsidiary after the date of original issue of the Securities of any series and the recourse of the creditors in respect of such Debt is limited to any or all of such project and property (including as aforesaid);

                  (c) any Lien securing amounts not more than 90 days overdue or otherwise being contested in good faith;

                  (d) (i) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Company, the Guarantor or a Significant Subsidiary or in connection with the issuance of letters of credit for the benefit of the Company, the Guarantor or a Significant Subsidiary; (ii) any Lien securing Debt of the Company, the Guarantor or a Significant Subsidiary incurred in connection with the financing of accounts receivable; (iii) any Lien incurred or deposits made in the ordinary course of business, including, but not limited to, (A) any mechanics', materialmens', carriers', workmens', vendors' or other like Liens and (B) any Liens securing amounts in connection with workers' compensation, unemployment insurance and other types of social security; (iv) any Lien upon specific items of inventory or other goods and proceeds of the Company, the Guarantor or a Significant Subsidiary securing obligations of the Company, the Guarantor or a Significant Subsidiary in respect of bankers' acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods; (v) any Lien incurred or deposits made securing the performance of tenders, bids, leases, trade contracts (other than for borrowed money), statutory obligations, surety bonds, appeal bonds, government contracts, performance bonds, return-of-money bonds and other obligations of like nature incurred in the ordinary course of business; (vi) any Lien created by the Company, the Guarantor or a Significant Subsidiary under or in connection with or arising out of any pooling and settlement agreements or pooling and settlement arrangements of the United Kingdom electricity industry including, without limitation, the Pooling and Settlement Agreement dated March 30, 1990, as amended, modified or supplemented from time to time, or any transactions or arrangements entered into in connection with hedging or management of risks relating to the electricity industry in the United Kingdom; (vii) any Lien constituted by a right of set off or right over a margin call account or any form of cash or cash collateral or any similar arrangement for obligations incurred in respect of the hedging or management or risks under transactions involving any currency or interest rate swap, cap or collar arrangements, forward exchange transaction, option, warrant, forward rate agreement, futures contract or other derivative instrument of any kind; (viii) any Lien arising out of title retention or like provisions in connection with the purchase of goods and equipment in the ordinary course of business; and (ix) any Lien securing reimbursement obligations under letters of credit, guaranties and other forms of credit enhancement given in connection with the purchase of goods and equipment in the ordinary course of business;

                  (e) Liens in favor of the Company, the Guarantor or a Significant Subsidiary;

                  (f) (i) Liens on any property or assets acquired from a corporation which is merged with or into the Company, the Guarantor or a Significant Subsidiary, or any Liens on the property or assets of any corporation or other entity existing at the time such corporation or other entity becomes a Subsidiary of the Guarantor and, in either such case, is not created in anticipation of any such transaction (unless such Lien is created to secure or provide for the payment of any part of the purchase price of such corporation); (ii) any Lien on any property or assets existing at the time of acquisition thereof and which is not created in anticipation of such acquisition (unless such Lien was created to secure or provide for the payment of any part of the purchase price of such property or assets); and (iii) any Lien created or outstanding on or over any asset of any Person which becomes a Significant Subsidiary on or after the date of the issuance of such Securities when such Lien is created prior to the date on which such Person becomes a Significant Subsidiary.

                  (g) (i) Liens required by any contract or statute in order to permit the Company, the Guarantor or a Significant Subsidiary to perform any contract or subcontract made by it with or at the request of a governmental entity or any department, agency or instrumentality thereof, or to secure partial, progress, advance or any other payments by the Company, the Guarantor or a Significant Subsidiary to such governmental unit pursuant to the provisions of any contract or statue; (ii) any Lien securing industrial revenue, development or similar bonds issued by or for the benefit of the Company, the Guarantor or a Significant Subsidiary, provided that such industrial revenue, development or similar bonds are nonrecourse to the Company, the Guarantor or such Significant Subsidiary; and (iii) any Lien securing taxes or assessments or other applicable governmental charges or levies;

                  (h) (i) any Lien which arises pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings and any Lien which secures the reimbursement obligation for any bond obtained in connection with an appeal taken in any court proceeding, so long as the execution or other enforcement of such Lien arising pursuant to such legal process is effectively stayed and the claims secured thereby are being contested in good faith and, if appropriate, by appropriate legal proceedings, or any Lien in favor of a plaintiff or defendant in any action before a court or tribunal as security for costs and/or other expenses; or (ii) any Lien arising by operation of law or by order of a court or tribunal or any Lien arising by an agreement of similar effect, including, without limitation, judgment liens; or

                  (i) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses, for amounts not exceeding the principal amount of the Debt secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien extended, renewed or replaced (plus improvements on such property or assets).

                  Notwithstanding the foregoing, the Company, the Guarantor or a Significant Subsidiary may create or permit to subsist Liens over any property or assets, so long as the aggregate amount of Debt secured by all such Liens (excluding therefrom the amount of Debt secured by Liens set forth in clauses
(a) through (i), inclusive, above) does not exceed 10% of Consolidated Net Tangible Assets.

                  Nothing contained in this Indenture in any way restricts or prevents the Company or any Subsidiary from incurring any Debt.

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

SECTION 1005.     Limitation on Sale and Lease-Back Transactions

                  If this covenant shall be made applicable to the Securities of a particular series as contemplated by Section 301 hereof, each of the Company and the Guarantor covenants and agrees that so long as any Securities of such series remains outstanding, each will not, and the Guarantor will not permit any Significant Subsidiary to, enter into any arrangement with any person (other than the Company, the Guarantor or a Significant Subsidiary), providing for the leasing to the Company, the Guarantor or a Significant Subsidiary of any assets which have been or are to be sold or transferred by the Company, the Guarantor or such Significant Subsidiary to such person (a "Sale and Lease-Back Transaction") unless; (i) such transaction involves a lease for a temporary period not to exceed three years; (ii) such transaction is between the Company, the Guarantor or a Significant Subsidiary and an affiliate of the Guarantor;
(iii) the Company or the Guarantor would be entitled to incur debt secured by a Lien on the assets or property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Securities, pursuant to the limitation on Liens described above other than pursuant to the penultimate paragraph thereof; (iv) such transaction is entered into within 90 days after the initial acquisition by the Company or the Guarantor of the assets or property subject to such transaction; (v) after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such Sale and Lease-Back Transactions does not exceed 10% of Consolidated Net Tangible Assets; or (vi) the Company, the Guarantor or a Significant Subsidiary within the twelve months preceding the sale or transfer or the twelve months following the sale or transfer, regardless of whether such sale or transfer may have been made by the Company, the Guarantor or such Significant Subsidiary, applies in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value of the assets so leased at the time of entering into such arrangement (as determined by the Board of Directors of the Company, the Guarantor or such Significant Subsidiary), (a) to the retirement of debt, incurred or assumed by the Company, the Guarantor or a Significant Subsidiary, which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such debt or (b) to investment in any assets of the Company, the Guarantor or any Significant Subsidiary.

SECTION 1006.     Statement by Officers as to Default

                  The Guarantor will deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor a certificate from the principal executive, financial or accounting officer of the Guarantor, stating that in the course of the performance by such signer of his duties as an officer of the Guarantor he would normally have knowledge of any default by the Company or the Guarantor in the performance and observance of any of the covenants contained in Sections 1001 to 1008, stating whether or not he has knowledge of any such default without regard to any period of grace or requirement of notice and, if so, specifying each such default of which such signer has knowledge and the nature thereof.

SECTION 1007.     Waiver of Certain Covenants

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                  The Company or the Guarantor may omit in any particular
instance to comply with any term, provision or condition set forth in this Indenture with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, provided that no such waiver shall without the consent of each Holder (a) change the Stated Maturity upon which the principal of or the interest on the Securities is due and payable, (b) reduce the principal amount thereof or the rate of interest thereon, (c) change any obligation of the Company to pay Additional Amounts, (d) change any Place of Payment or the currency in which, the Securities or any premium or the interest thereon is payable, (e) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or (f) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture of certain defaults hereunder and their consequences provided for in the Indenture. The Securities owned by the Company, the Guarantor or any of its Affiliates shall be deemed not to be outstanding for, among other purposes, consenting to any such waiver.

SECTION 1008.     Further Assurances

                  The Company, the Guarantor and the Trustee shall execute and deliver all such other documents, instruments and agreements and do all such other acts and things as may be reasonably required to enable the Trustee to exercise and enforce its rights under this Indenture and under the documents, instruments and agreements required under this Indenture and to carry out the intent of this Indenture.

SECTION 1009.     Payment of Additional Amounts

                  Unless the Securities of a particular series otherwise provide, all payments of principal and interest (including payments of discount and premium, if any) with respect to the Securities of a particular series shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deductions, the Company or the Guarantor, as the case may be, shall pay to the Holder of such securities such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a person on behalf of, a Holder who is liable for such Gross-Up Taxes with respect to the Securities or any Guarantee, by reason of such Holder having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of a Security

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

or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof or in respect of the Guarantee; or

                  (b) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that such Holder would have been entitled to such Additional Amounts on presenting such Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in a Taxing Jurisdiction;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

                  (e) to, or to a Person on behalf of, a Holder of a Registered Security that is not a Global Security issued pursuant to the request of owners representing a majority in Outstanding principal amount of such Securities following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that such Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  Reference to principal, interest, discount or premium in respect of the Securities (or any payments pursuant to any Guarantee) shall be deemed also to refer to any Additional Amounts which may be payable as set forth in this Indenture or in the Securities.

                  At least 10 Business Days prior to the first Interest Payment Date (and at least 10 Business Days prior to each succeeding Interest Payment Date if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate) the Company will furnish to the Trustee and any Paying Agent an Officers' Certificate instructing the Trustee and any Paying Agent whether payments of principal of or interest on the Securities due on such Interest Payment Date shall be without deduction or withholding for or on account of any Gross-Up Taxes. If any such deduction or withholding shall be required, prior to such Interest Payment Date the Company will furnish the Trustee and any Paying Agent with an Officers' Certificate which specifies the amount, if any, required to be withheld on such payment to Holders and certifies that the Company shall pay such withholding or deduction. The Company covenants to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection with actions taken or omitted by the Trustee in reliance on any Officers' Certificate

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furnished pursuant to this paragraph. Any Officers' Certificate required by this
Section 1009 to be provided to the Trustee and any Paying Agent shall be deemed to be duly provided if telecopied to the Trustee and such Paying Agent.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of Gross-Up Taxes. Copies of such receipts shall be made available to the Holders of the Securities upon request.

SECTION 1010.     Copies Available to Holders

                  Copies of this Indenture shall be available for inspection by the Holders on a Business Day during normal business hours at the principal office of the Company and at the Corporate Trust Office. In addition, if the Securities of any series are listed on the London Stock Exchange, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, copies of this Indenture, the Deposit Agreement, the Letter of Representations, the memorandum and articles of association of the Company and the most recent publicly available annual report of the Guarantor shall be made available for inspection by the Holders of such Securities on a business Day during normal business hours at the offices of the paying agents and at the office of the listing agent required to be maintained by such exchange for so long as the Securities of such series are outstanding and are listed on such stock exchange.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.     Applicability of Article

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified in or contemplated by Section 301 for Securities of any series) in accordance with this Article Eleven.

SECTION 1102.     Election to Redeem;  Notice to Trustee

                  The election of the Company to redeem any Securities shall be authorized by a Board of Directors resolution and evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or pursuant to an election by the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or conditions.

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SECTION 1103.     Selection by Trustee of Securities to Be Redeemed

                  If less than all the Securities of any series are to be redeemed, the particular securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions equal to the minimum authorized denomination for Securities of that series (or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

                  Securities shall be excluded from eligibility for selection for redemption if they are identified by certificate number in a written statement signed by an authorized officer of the Company and delivered to the Security Registrar at least 30 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement which is an Affiliate of the Company.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount there of to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.     Notice of Redemption

                  Notice of redemption shall be given not less than 30 days nor more than 60 days prior to the Redemption date to each Holder of Securities to be redeemed.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will case to accrue on and after said date,

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                  (5) the place or places where such Securities are to be
         surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.     Deposit of Redemption Price

                  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Principal Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (to the extent that such amounts are not already on deposit at such time in accordance with the provisions of Sections 401, 403 or 1007).

SECTION 1006.     Securities Payable on Redemption Date

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, and in the case of Registered Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date as the rate prescribed therefor in the Security.

SECTION 1107.     Securities Redeemed in Part

                  Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee upon written direction shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in

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exchange for the unredeemed portion of the principal of the security so surrendered; provided, that if a Global Security is so surrendered, the new Global Security shall be in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

SECTION 1108. Optional Redemption in the event of Change in Taxing Jurisdiction Tax Treatment

                  The Securities of any series may be redeemed at the election of the Company, as a whole, but not in part, by the giving of notice as provided in Section 1104, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date, if (a) the Company or the Guarantor satisfies the Trustee that it has or will become obligated to pay Additional Amounts on the Securities of such series, as a result of either (x) any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction, or any change in the application or interpretations of such laws or regulations, which change or amendment becomes effective on or after the date of the relevant underwriting agreement for the Securities of such series, or (y) (i) the issuance of definitive Registered Securities as the result of DTC having notified the Company and the Book-Entry Depositary that it is unable or unwilling to continue to hold the Book-Entry Interests or at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (ii) the book-Entry Depositary with respect to the Global Securities of such series and a successor Book-Entry Depositary is not appointed within 120 days or (iii) there has occurred and is continuing an Event of Default with respect to the Securities of such series and the Holder, in such circumstances, has requested in writing a definitive Registered Security, and
(b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company or the Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due. Prior to the publication of any notice of redemption of such Securities pursuant to this Indenture, the Company or the Guarantor will deliver to the Trustee an Officers' Certificate stating that the obligation to pay such Additional Amounts cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, and the Trustee shall accept such certificate as sufficient evidence of the condition precedent set forth in clause (b) above, and such certificate shall be conclusive and binding on the Holders of the Securities of such series.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.     Applicability of Article

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

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                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to redemption as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 310, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 1202, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund Redemption Price specified in such Securities. SECTION 1203. Redemption of Securities for Sinking Fund

                  Not less than 30 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying (a) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (b) whether or not the Company intends to exercise its right, if any, to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, the amount of such optional sinking fund payment, and
(c) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and will also deliver to the Trustee any Securities to be so delivered. Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 30th day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect therefore and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section 1203.

                  Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly

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

given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106, and 1107.

                  The Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series or an Event of Default with respect to the Securities of that series except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default, shall occur, and any moneys thereafter paid into the sinking fund, shall during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 513 or the default or Event of Default cured on or before the 30th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 1203 to the redemption of such Securities.


                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301.  Purposes of Meetings

                  A meeting of the Holders may be called at any time from time to time pursuant to this Article Thirteen for any of the following purposes.

                  (1) to give any notice to the Company or to the Trustees, or to consent to the waiving of any default hereunder and its consequence, or to take any other action authorized to be taken by Holders pursuant to Article Nine hereof;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to Article Six hereof;

                  (3) to consent to the execution of an indenture supplemental hereto pursuant to Section 902 hereof.

SECTION 1302.  Place of Meetings

         (a) The Trustee may at any time (upon not less than 21 days' notice) call a meeting of Holders to be held at such time and at such place in the location determined by the Trustee pursuant to Section 1302 hereof. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed

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

         to be taken at such meeting, shall be mailed to each Holder and published in the manner contemplated by Section 106 hereof.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time (not less than 21 days after notice is given) and the place in the location determined by the Company or the Holders pursuant to this Section 1302 for such meeting and may call such meeting to take any action authorized in Section 1301 hereof by giving notice thereof as provided in Section 1302(a) hereof.

SECTION 1303.  Voting at Meetings

                  To be entitled to vote at any meeting of Holders, a Person shall be (i) a Holder or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons so entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Company and its counsel.

SECTION 1304.  Voting Rights, Conduct, and Adjournment

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Securities of a series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities of a series shall be proved in the manner specified in Article Two hereof and the appointment of any proxy shall be proved in such manner as it is deemed appropriate by the Trustee or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, or trust company customarily authorized to certify to the holding of a security such as a Global Note.

                  (b) At any meeting of Holders, the representative of Persons holding or representing Securities of a series in an aggregate principal amount sufficient under the appropriate provision of this Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Except as otherwise provided with respect to any required aggregate principal amount of Securities of a series required for the taking of any action pursuant to Article Nine hereof, in no event shall less than 75% of the votes given by Persons holding or representing Securities of such series at any meeting of Holders be sufficient to approve an action. Any meetings of Holders duly called pursuant to Section 1303 hereof may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of a majority of the

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

Securities of a series represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice. No action at a meeting of Holders shall be effective unless approved by Persons holding or representing Securities of a series in the aggregate principal amount required by the provision of this Indenture pursuant to which such action is being taken.

         (c) At any meeting of Holders, each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Securities of a series held or represented.

SECTION 1305.  Revocation of Consent by Holders

                  At any time prior to (but not after) the evidencing the Trustee of the taking of any action at a meeting of Holders by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal Corporate Trust Office and upon proof of holding as provided herein, revoke such consent so far as concerns such Securities. Except as aforesaid any such consent given by the Holders of any Securities shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Securities and of any Securities issued in exchange therefore, in lieu thereof or upon transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Securities. Any action taken by the Holders of the percentage in aggregate principal amount of the Holders specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities.


                                ARTICLE FOURTEEN

                             GUARANTEE OF SECURITIES

SECTION 1401.     Applicability of Article:  Unconditional Guarantee

                  If, pursuant to Section 301, provision is made for the Guarantee of the Securities of any series by the Guarantor, then provisions of this Article Fourteen, with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities, shall apply to such Securities. The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series authenticated and delivered by the Trustee the due and punctual payment of the principal of (including any amount due in respect of original issue discount), premium, if any, and interest in respect of each Security (and any Additional Amounts payable in respect thereof) and the due and punctual payment of any sinking fund payments provided for pursuant to terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have or assert, except the defense of payment. The Guarantor's obligation to make a payment under this Article Fourteen may be satisfied by

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

direct payment of the required amounts by the Guarantor to the Holders or by causing the Company to pay such amounts to the Holders.

                  To the extent permitted under applicable law, if any Holder or the Trustee is required by a final non-appealable judgment of any court or otherwise to return to either the Company or the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by either the Company or the Guarantor to such Holder or the Trustee, any Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. To the extent permitted under applicable law, the Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purpose of any Guarantee, notwithstanding any stay, injunction, or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Five, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of any Guarantee.

                  No past, present or future stockholder, officer, director, employee, or incorporator of the Guarantor shall have any personal liability under the Guarantee set forth in this Section 1401 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

                  The Guarantee set forth in this Section 1401 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been authenticated by or on behalf of the Trustee by manual signature.

SECTION 1402.     Waiver of Notice and Demand

                  The Guarantor hereby waives notice of acceptance of this guarantee and of any liability to which it applies or may apply, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, the Trustee, or any other Person before proceeding against the Guarantor, protest, notice of non-payment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 1403.     Guarantor Obligations Not Affected

                  The obligations, covenants, agreements and duties of the Guarantor under this Article Fourteen shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Securities to be performed or observed by the Company;

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

                  (b) the extension of time for the payment by the Company of all or any portion of the interest on the Securities, the Redemption Price of any other sums payable under the terms of the Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Securities.

                  (c) any failure, omission, delay, or lack of diligence on the part of the Holders to enforce, assert, or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Securities, or any action on the part of the Company granting indulgence or extension of any kind;

                  (d) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting the Company or any of the assets of the Company;

                  (e) any invalidity or, or defect or deficiency in, the Securities;

                  (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

                  (g) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment of the underlying obligation) it being the intent of this Article Fourteen that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

SECTION 1404.     Execution of Guarantee

                  To evidence its guarantee to the Holders specified in Section 1401, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in Section 204 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that is Guarantee set forth in Section 1401 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such notation of the Guarantee shall be signed on behalf of the Guarantor, by a director or officer, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signature upon the notation of the Guarantee may be a manual or facsimile signature of any present, past, or future such director or officer and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such director or officer who shall have signed the notation o the Guarantee shall cease to be such director or officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or

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

disposed of as though the person who signed the notation of the Guarantee had not ceased to be such director or officer of the Guarantor.

SECTION 1405.     Subrogation

                  The Guarantor shall be subrogated to all rights (if any) of the Holders against the Company in respect to any amounts paid to the Holders by the Guarantor under this Article Fourteen with respect to any series of Securities; provided, however, that Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may require by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Article Fourteen with respect to a series of Securities if, at any time of such payment, any amounts are due and unpaid under such series of Securities. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

SECTION 1406.     Independent Obligations

                  The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make payments pursuant to the terms of the Securities notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 1403 hereof.

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

SECTION 1501. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process

                  (a) Each of the Company and the Guarantor irrevocably consents and agrees, for the benefit of the Holders from time to time of the Securities and the Trustee, that any civil legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture, the Securities or any Guarantee may be brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and, until amounts due and to become due in respect of the Securities or any Guarantee have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any legal action, suit or proceeding for itself and in respect of its properties, assets and revenues and agrees to file such consents with such authorities as may be required to irrevocably evidence such agreement.

                  (b) Each of the Company and the Guarantor has irrevocably designated, appointed, and empowered CT Corporation System, acting through its office at 1633 Broadway, New York, New York 10019, as its designee, appointee

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

and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any legal action, suit or proceeding brought against the Company or the Guarantor in any United States or state court. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Company and the Guarantor agrees to designate a new designee, appointee and agent in the Borough of Manhattan, The City of New York on the terms and for the purposes of this
Section 1501 satisfactory to the Trustee. Each of the Company and the Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any legal action, suit or proceeding against the Company or the Guarantor by service a copy thereof upon the relevant agent for service of process referred to in this Section 1501 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to each of the Company or the Guarantor at its address specified in or designated pursuant to this Indenture. Each of the Company and the Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Securities and the Trustee, to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or the Guarantor or bring legal actions, suits or proceedings against the Company or the Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company and the Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the Supreme Court of New York, New York, County or the United States District Court for the Southern District of New York and any appellate court from either thereof and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceedings brought in any such court has been brought in an inconvenient forum.

                  (c) To the extent that the Company or the Guarantor may in any jurisdiction claim for itself or its assets immunity (to the extent such immunity may now or hereafter exist, whether on the grounds of sovereign immunity or otherwise) from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process (whether through service or notice or otherwise), and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Company or the Guarantor irrevocably agrees with respect to any matter arising under the Indenture for the benefit of the Holders from time to time of the Securities, not to claim, and irrevocably waives, such immunity to the full extent permitted by the laws of such jurisdiction.

                  (d) If for the purpose of obtaining a judgment or order in any court it is necessary to convert a sum due hereunder to the holder of any Security from U.S. dollars into another currency, each of the Company or the Guarantor has agreed, and each holder by holding such Security will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures such Holder could purchase U.S. dollars with such other currency in

The City of New York on the Business Day preceding the day on which final judgment is given.

                  (e) The obligation of the Company or the Guarantor in respect of any sum payable by it to the holder of a Security shall, notwithstanding any judgment or order in a currency (the "judgment currency") other than U.S. dollars, to be discharged only to the extent that on the Business Day following receipt by the Holder of such security of any sum, adjudged to be so due in the judgment currency, the Holder of such Security may in accordance with normal banking procedures purchase U.S. dollars with the judgment currency; if the amount of the U.S. dollars so purchased is less than the sum originally due to the holder of such Security in the judgment currency (determined in the manner set forth in the preceding paragraph), each of the Company or the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder of such Security against such loss, and if the amount of the U.S. dollars so purchased exceeds the sum originally due to the Holder of such Security, such Holder agrees to remit to the Company or the Guarantor such excess, provided that such Holder shall have no obligation to remit any such excess as long as the Company or the Guarantor shall have failed to pay such Holder any obligations due and payable under the Security, in which case such excess may be applied to such obligations of the Company or the Guarantor under such Security in accordance with the terms thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Company or the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

SECTION 1502.     Counterparts

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, all as of the day and year first above written.


                                   YORKSHIRE POWER FINANCE LIMITED

                                   By:
                                      -----------------------------------------
                                   Authorized Signatory


                                   YORKSHIRE POWER GROUP LIMITED

                                   By:
                                      -----------------------------------------
                                   Authorized Signatory


                                   THE BANK OF NEW YORK, as
                                   Trustee, Principal Paying Agent,
                                   Security Registrar and Transfer Agent

                                   By:
                                      -----------------------------------------
                                   Title:


                                   BANQUE GENERALE DU LUXEMBOURG S.A.,
                                   as Paying Agent and Transfer Agent

                                   By:
                                      -----------------------------------------
                                   Title:


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





                   YORKSHIRE POWER FINANCE LIMITED, as Issuer

                                       and

                   YORKSHIRE POWER GROUP LIMITED, as Guarantor

                                       and

                              THE BANK OF NEW YORK,

                       As Trustee, Principal Paying Agent,

                          Registrar and Transfer Agent

                                       and

                       BANQUE GENERALE DU LUXEMBOURG S.A.,

                       As Paying Agent and Transfer Agent

                      6.496% Series A Senior Notes due 2008

                      6.496% Series B Senior Notes due 2008

                          Second Supplemental Indenture

                          Dated as of February 25, 1998

                  SECOND SUPPLEMENTAL INDENTURE, dated as of February 25, 1998 (this "Second Supplemental Indenture"), among YORKSHIRE POWER FINANCE LIMITED, a limited liability company organized under the laws of the Cayman Islands, an issuer (the "Company"), YORKSHIRE POWER GROUP LIMITED, a private limited company incorporated under the laws of England and Wales, as guarantor (the "Guarantor"), THE BANK OF NEW YORK, as Trustee, Principal Paying Agent, Registrar and Transfer Agent under the Original Indenture referred to below (the "Trustee") and BANQUE GENERALE DU LUXEMBOURG S.A., as Paying and Transfer Agent under the Original Indenture.

                                   WITNESSETH:

                  WHEREAS, each of the Company or the Guarantor has heretofore executed and delivered to the Trustee an indenture dated as of February 1, 1998, as supplemented (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of certain of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

                  WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company or the Guarantor and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted by Sections 201 and 301 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

                  WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of $300,000,000 to be designated the "6.496% Series A Senior Notes due 2008" and a series of Securities in an aggregate principal amount of $300,000,000 to be designated the "6.496% Series B Senior Notes due 2008", and all action on the part of the Company necessary to authorize the issuance of these Securities under the Original Indenture and this Second Supplemental Indenture has been duly taken; and

                  WHEREAS, all acts and things necessary to make such Securities, when executed by the Company and authenticated and delivered by the Trustee as in the Original Indenture provided, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

                  That in consideration of the premises and of the acceptance and purchase of the 2008 Securities (hereinafter defined) by the holders thereof and of the acceptance of this trust by the Trustee, each of the Company or the Guarantor covenants and agrees with the Trustee, for the equal benefit of holders of the 2008 Securities, as follows:

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

                                   ARTICLE ONE

                                   Definitions

                  The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Securities attached hereto as Exhibits A and B, respectively. In addition, for all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article One of the Original
Indenture:

                  "Book-Entry Depositary" means The Bank of New York as designated by the Company in the Deposit Agreement until a successor shall have become such pursuant to the applicable provisions of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary or its nominee or the custodian of either.

                  "Definitive Registered 2008 Securities" means 2008 Securities substantially in the form of Exhibit B to this Second Supplemental Indenture.

                  "Deposit Agreement" means the Deposit Agreement, dated as of February 1, 1998, among the Company, the Book-Entry Depositary and the holder and beneficial owners from time to time of interests in the Book-Entry Interests issued thereunder.

                  "DTC" means The Depository Trust Company, New York, New York, or its successors.

                  "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement by the Company to exchange Series B Securities and the Guarantee of the Series B Securities for the Series A Securities and the Guarantee of the Series A Securities.

                  "Global 2008 Securities" means Global Bearer Securities, evidencing the 2008 Securities, issued to the Book-Entry Depositary substantially in the form of Exhibit A to this Second Supplemental Indenture.

                  "Registration Rights Agreement" means the registration Rights Agreement, dated February 25, 1998 among the Company, the Guarantor and the Initial Purchasers named therein as such agreement may be amended, modified or supplemented from times to time.

                  "Regulation S" means Regulation S under the Securities Act, as such Regulation may be amended from time to time, or under any similar rules or regulations hereafter adopted by the Commission.

                  "Restricted Securities Legend" means a legend substantially in the form of the legend contained in the form of Global 2008 Securities set forth in Exhibit A hereto.

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

                  "Restricted Security" means 2008 Securities that bear or are required to bear the Restricted Securities Legend.

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rules or regulation hereafter adopted by the Commission.

                  "Series A Securities" means the Company's 6.496% Series A Senior Notes due 2008, as authenticated and issued under this Indenture.

                  "Series B Securities" means the Company's 6.496% Series B Senior Notes due 2008, as authenticated and issued under this Indenture.

                  "2008 Securities" means, collectively, the Series A Securities and the Series B Securities.

                                   ARTICLE TWO

                    Terms and Issuance of the 2008 Securities

                  SECTION 201. Issue of Securities. A Series of Securities which shall be designated the "6.496% Series A Senior Notes due 2008" and a series of Securities shall be designated the "6.496% Series B Senior Notes due 2008" each shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this Second Supplemental Indenture (including the forms of 2008 Securities set forth in Exhibits A and B hereto). The aggregate principal amount of the 2008 Securities which may be authenticated and delivered under the Second Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $300,000,000.

                  SECTION 202. Form of 2008 Securities; Incorporation of Terms. The forms of the Global 2008 Securities and the Definitive Registered 2008 Securities shall be substantially in the forms of Exhibits A and B, respectively, attached hereto, the terms of which are herein incorporated by reference and which are part of this Second Supplemental Indenture. Series A Securities offered and sold in their initial distribution in reliance on Rule 144A shall initially be issued in the form of one or more separate Global 2008 Securities (each, a "Rule 144A Global Security"). Series A Securities offered and sold in their initial distribution in reliance on Regulation S shall initially be issued in the form of one or more separate Global 2008 Securities (each, a "Regulation S Global Security").

                  SECTION 203. Limitation on Liens. The covenant provided by
Section 1004 of the Original Indenture shall be applicable to the 2008
Securities.

                  SECTION 204. Limitation on Sale and Lease-Back Transactions. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the 2008 Securities.

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

                  SECTION 205. Guarantee. The Guarantee provided by Article Fourteen of the Original Indenture shall be applicable to the 2008 Securities.

                  SECTION 206. Place of Payment. The Place of Payment in respect of the 2008 Securities will be in The City of New York, initially the Corporate Trust Office of The Bank of New York, and, for so long as the 2008 Securities are listed on the Luxembourg Stock Exchange, in Luxembourg, initially the corporate trust office of Banque Generale du Luxemborg S.A., which at the date hereof, is located at 50 Avenue J.F. Kennedy, L-2951 Luxembourg.

                  SECTION 207. Issuance of Global 2008 Securities. Each of the Series A Securities and the Series B Securities shall be issued as one or more Global 2008 Securities and delivered by the Trustee to the Book-Entry Depositary, as the Holder thereof, of a nominee or custodian therefore, to be held by the Book-Entry Depositary pursuant to the Deposit Agreement. Definitive Registered 2008 Securities shall only be issued by the Company in exchange for the Global 2008 Securities in the circumstances set forth in the Global 2008 Securities.

                  SECTION 208. Transfer Restrictions; Exchange Offer.

                  (a) Transfer Restrictions. Except as permitted by subsection
(b) of this Section 208 or as otherwise determined by the Company as set forth below in this subsection (a), the 2008 Securities shall bear the Restricted Securities Legend and may not be transferred except in compliance with the Restricted Securities Legend unless otherwise determined by the Company in accordance with applicable law. Unless with respect to the whole or any portion of any Restricted Security the Company determines otherwise in accordance with applicable law, the Restricted Securities Legend borne by such Restricted Security shall be removed by the Company (i) in the case of any Rule 144A Global Security or any Definitive Registered 2008 Security issued in exchange for an interest therein, upon presentation to the Trustee of such Restricted Security by the Holder thereof at any time on or after the occurrence of the "Resale Restriction Termination Date" on such Legend and (ii) in the case of any Regulation S Global Security or any Definitive Registered 2008 Security issued in exchange for an interest therein, upon presentation to the Trustee of such Restricted Security by the Holder thereof at any time on or after the expiration of the "restricted period" (within the meaning of Regulation S) with respect to any such Security shall have occurred.

                  If a holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, or if a holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, upon receipt of the Trustee of (A) written instructions given in accordance with the rules and procedures of DTC (together with, as applicable, the rules and procedures of the Euroclear System and Cedel Bank, the "Applicable Procedures") from the applicable Participant directing the Book-Entry Depositary to cause to be credited to another account of a

Participant a beneficial interest in such Regulation S Global Security or Rule 144A Global Security (as the case may be) equal to that of the beneficial interest in such Rule 144A Global Security or Regulation S Global Security (as the case may be) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding such other account, as well as the account of The Euroclear System or Cedel Bank ( as the case may be) for which such other account is held, to be credited with, and the account of such applicable Participant to be debited for, such beneficial interest and (C) a certificate satisfactory to the Company, the Guarantor and the Trustee, as to such transfer's compliance with the registration requirements of the Securities Act, given by the transferor of such beneficial interest, the Trustee shall (1) reduce or increase (as the case may be) the principal amount of such Rule 144A Global Security, and increase or reduce (as the case may be) the principal amount of such Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in such Rule 144A Global Security or Regulation S Global Security (as the case may be) to be so transferred, as evidenced by appropriate endorsement on Schedule A to each such Global Security, (2) instruct the Book-Entry Depositary to make a corresponding reduction or increase (as the case may be) to the Book-Entry Interests relating to such Global Security and (3) cause the Book-Entry Depositary to instruct DTC to credit and debit such beneficial interests to the respective accounts specified in the instructions referred to above.

                  (b) Exchange of Series A Securities for Series B Securities. The Company shall issue and the Trustee shall authenticate Series B Securities in exchange for Series A Securities accepted for exchange in the Exchange Offer as follows:

                  The Company shall present the Trustee with an Officers' Certificate certifying (i) that, upon issuance of the Series B Securities, the transactions contemplated by the Exchange Offer have been consummated and (ii) the aggregate principal amount of Series A Securities properly tendered in the Exchange Offer.

                  The Trustee, upon receipt of (i) such Officer's Certificate,
(ii) an Opinion of Counsel (A) to the effect that the Series B Securities have been registered under the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (B) with respect to the matters set forth in
Section 3(m) of the Registration Rights Agreement and (iii) a Company Order, shall (A) authenticate 2008 Global Securities representing the Series B Securities in an aggregate principal amount equal to the aggregate principal amount of Series A Securities represented by a 2008 Global Security indicated in such Officers' Certificate has having been properly tendered with terms substantially identical to such Series A Securities, and substantially in the form of Exhibit A hereto, except that such Series B Securities (x) shall not contain the Restricted Securities Legend, and (y) will not provide for any increase in the interest rate thereon under the circumstances set forth in such Series A Securities and (B) deliver such Global 2008 Securities representing such Series B Securities to the Book-Entry Depositary in exchange for such Global 2008 Security representing such Series A Securities pursuant to the terms of the Deposit Agreement.

                  Notwithstanding anything, contained in the Indenture, the Series A Securities and the Series B Securities will vote and consent together on all matters as one class and will not have the right to vote or consent as a separate class in any matter.

                  SECTION 209. Regular Record Date for the 2008 Securities. The Regular Record Date for the 2008 Securities shall be 15 calendar days immediately prior to each Interest Payment Date.


                                  ARTICLE THREE

                   Authenticating Agent; Book-Entry Depositary

                  SECTION 301. Authenticating Agent; Book-Entry Depositary. The Bank of New York, a New York banking corporation, and its successors are hereby appointed Authenticating Agent and Book-Entry Depositary with respect to the 2008 Securities.

                                  ARTICLE FOUR

                                  Miscellaneous

                  SECTION 401. Execution of Supplemental Indenture. This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Second Supplemental Indenture forms a part thereof.

                  SECTION 402. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  SECTION 403. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  SECTION 404. Successors and Assigns. All Covenants and agreements in this Second Supplemental Indenture by each of the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

                  SECTION 405. Separability Clause. In case any provision in this Second Supplemental Indenture or in the 2008 Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 406. Benefits of Second Supplemental Indenture. Nothing in this Second Supplemental Indenture or in the 2008 Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indentures.

                  SECTION 407. Execution and Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereof have caused this Second Supplemental Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, all as of the day and year first above written.

                                        YORKSHIRE POWER FINANCE LIMITED


                                        By:
                                           -------------------------------------
                                        Title:

                                        YORKSHIRE POWER GROUP LIMITED

                                        By:
                                           -------------------------------------
                                        Title:

                                        THE BANK OF NEW YORK,
                                        As Trustee, Principal Paying Agent,
                                        Security Registrar and Transfer Agent

                                       By:
                                          --------------------------------------
                                       Title:

                                       BANQUE GENERALE DU LUXEMBOURG S.A.,
                                       As Paying Agent and Transfer Agent

                                       By:
                                          --------------------------------------
                                       Title:

                                                                      EXHIBIT A

                     [FORM OF FACE OF GLOBAL 2008 SECURITY]

                           [If the Global 2008 Security is a Restricted
Security, insert the following legend - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH YORKSHIRE POWER GROUP LIMITED (THE "GUARANTOR"), YORKSHIRE POWER FINANCE LIMITED (THE "ISSUER") OR ANY AFFILIATE OF THE GUARANTOR OR THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(k), OR ANY SUCCESSORY PROVISION THEREOF, UNDER THE SECURITIES ACT) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE GUARANTOR OR THE ISSUER,
(B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
(C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO THE OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE GUARANTOR'S, THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AS TO COMPLIANCE WITH CERTAIN CONDITIONS TO TRANSFER, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE OR SUCH EARLIER TIME AS DETERMINED BY THE ISSUER IN ACCORDANCE WITH APPLICABLE LAW.

                  EACH HOLDER BY ITS ACCEPTANCE OF THIS SECURITY SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT.]

                  THIS SECURITY IS A GLOBAL BEARER SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS GLOBAL BEARER SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE ISSUER OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE REGISTERED SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.


                         YORKSHIRE POWER FINANCE LIMITED
               6.496% [Series A] [Series B] Senior Notes due 2008

No. _____________                                        $_____________________
                                                         CUSIP No._____________

                  YORKSHIRE POWER FINANCE LIMITED, a limited liability company incorporated under the laws of the Cayman Islands (herein called "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof, the principal sum of _____________ Dollars* on ______________, and to pay interest thereon from _______________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________________ and ____________________ in each year commencing _______________, 199_ at the rate per annum provided in the title hereof, until the principal hereto is paid or made available for payment; [provided, however, that if an Event Date (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 6.746% per annum from and including the day following the applicable Event Date to and including the date on which the event that has resulted in Additional Interest (as defined in the Registration Rights Agreement) being required to be paid has been cured pursuant to the terms of the Registration Rights Agreement.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such


-----------------------
*Reference is made to Schedule A attached hereto with respect to decreases and increases in the Aggregate principal amount of Securities evidenced by this certificate.

Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer hereof at the time of payment of such Defaulted Interest or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  All payments in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made in immediately available funds at or through the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and for so long as this Security shall be listed on the Luxembourg Stock Exchange, in Luxembourg, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt.

                  All payments of principal of, and premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law, in the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes in respect of this Security or the Guarantee of this Security by reason of such Holder or beneficial owner having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, and premium, if any, and interest in respect thereof or in respect of the Guarantee of this Security;

                  (b) to, or to a Person on behalf of, a Holder who represents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in a Taxing Jurisdiction;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant tax authority; or

                  (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefore.

                  "Relevant Date" means whichever is the later of (i) the day on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the Holder on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holder in accordance with this Indenture.

                  References to principal of, and premium or interest in respect of, this Security or payments under the Guarantee of this Security shall be deemed to include to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of Gross-Up Taxes, Copies of such receipts shall be made available to the Holder of this Security upon request.

                  So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.


                                          YORKSHIRE POWER FINANCE LIMITED


                                          By:
                                             ----------------------------------
                                             Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                           THE BANK OF NEW YORK,
                                           As Trustee



                                           By:
                                              ---------------------------------
                                              Authorized Signatory

Dated:

                           [Form of Reverse Security]

                         YORKSHIRE POWER FINANCE LIMITED
               6.496% [Series A] [Series B] Senior Note due 2008

                  This security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of February 1, 1998 (herein called the "Original Indenture"), among the Company, Yorkshire Power Group Limited, as guarantor (the "Guarantor"), The Bank of New York, as trustee, principal paying agent, registrar and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Indenture), and Banque Generale du Luxembourg, S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the Second Supplemental Indenture, dated as of February 25, 1998 (together with the Original Indenture and any other supplements thereto, the "Indenture"), among the Company, the Guarantor, the Trustee and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $300,000,000.

                  The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed (excluding the portion of any such interest accrued to the date of redemption) discounted (for the purpose of determining present value) to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus twenty
(20) basis points, plus, in either case, accrued interest thereon to the date of redemption.

                  "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                  "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal

Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the Reference Treasury Dealer Quotation for such redemption date.

                  "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date).

                  "Reference Treasury Dealer" means a primary United States government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

                  Notice of redemption shall be given as provided in the Indenture not less than 30 days nor more than 60 days prior to the date fixed for redemption.

                  If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

                  Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof call for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

                  In the event of redemption of this Security in part only, a new Security of this series and of like tenor for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  In the Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the

Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

                  The Securities of this Series are subject to redemption in whole but not in part upon not less than 30 nor more than 60 days notice given as provided in the Indenture, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the Redemption Date if, (a) the Company or the Guarantor satisfies the Trustee prior to the giving of such notice that it has or will become obligated to pay Additional Amounts as a result of either (i) any change in, or amendment to, the laws or regulations of a Taxing Jurisdiction, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after February 19, 1998, or (ii) the issuance of Definitive Registered 2008 Securities pursuant to any of clauses (a), (b), or
(d) of the third following paragraph and (b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company or the Guarantor of an Officers' Certificate stating that such obligation to pay Additional Amounts cannot be avoided by the Company or the Guarantor taking reasonable measures available to it.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issues upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such consent or waiver is made upon this Security.

                  No reference herein in the Indentures and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable, in whole or in the case of clause (d) below, in part as provided in the Indenture, for Definitive Registered 2008 Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or at any time ceases to be a "clearing agency" registered as such under the Exchange Act and in either case, a successor is not appointed by the Company within 120 days, (b) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (c) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, (d) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series or
(e) while this Security is subject to the transfer restrictions set forth in the Restricted Securities Legend hereon, the Book-Entry Interests cease to be eligible for DTC services because this Security is neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor (ii) included within a self-regulatory organization system approved by the Commission for the reporting of quotations and trade information of securities eligible for trade pursuant to Rule 144A, such as the PORTAL system. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this security and registered in such names as the Book-Entry Depositary for this Security shall direct.

                  The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of is predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledge of Securities of this series and may otherwise deal with the Company, the Guarantor or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator, or Affiliate of the Company or the Guarantor under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations of their creation. Each Holder of the Securities of this series by accepting Securities this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

                                    GUARANTEE

                  FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest in respect to this Security (and any Additional Amounts payable in respect thereof), when and as of the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture, in case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

                  The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

                       THIS GUARANTEE SHALL BE GOVERNED BY
                AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
                               STATE OF NEW YORK

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                         YORKSHIRE POWER FINANCE LIMITED


                                          By:
                                             ----------------------------------
                                             Authorized Signatory

                                                                     SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS


                  The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is _______________. The notations on the following table evidence decreases and increases in the aggregate amount of Securities evidenced by such Certificate.

                                           Aggregate
                                           Principal
              Decrease in   Increase in    Amount of
               Aggregate     Aggregate     Securities
               Principal     Principal   Remaining After     Notation by
   Date of     Amount of     Amount of   Such Decrease or     Security
 Adjustment   Securities    Securities      Increase         Registrar
-----------   -----------   -----------  -----------------   ------------
-----------   -----------   -----------  -----------------   ------------

                                                                      EXHIBIT B

              [FORM OF FACE OF DEFINITIVE REGISTERED 2008 SECURITY]

      [If the Definitive Registered 2008 Security is a Restricted Security, insert the Restricted Securities Legend set forth in Exhibit A hereto.]


                         YORKSHIRE POWER FINANCE LIMITED
               6.496% [Series A] [Series B] Senior Notes due 2008

No.____________                                            $____________________
                                                           CUSIP No.: __________


                  YORKSHIRE POWER FINANCE LIMITED, a limited liability company incorporated under the laws of the Cayman Islands (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner] or its registered assigns, the principal sum of __________ Dollars on _____________, and to pay interest thereon from __________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and __________ in each year, commencing __________ 199_, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment (provided, however, that if an Event Date (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of ___% per annum from and including the day following the applicable Event Date to and including the date on which the event that has resulted in Additional Interest (as defined in the Registration Rights Agreement) being required to be paid has been cured pursuant to the terms of the Registration Rights Agreement). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth date (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Securities in this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice may be required by such exchange, all as more fully provided in said Indenture.

                  All payments in respect to this Security and all payments made pursuant to the Guarantee of this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and for so long as this Security shall be listed on the Luxembourg Stock Exchange, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  All payments of principal of, premium, if any, and interest in respect of this Security and all payments made pursuant to the Guarantee of this Security shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by the law. In the event of such withholding or deduction, the Company shall pay to the Holder such additional amounts ("Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes in respect of this Security or the Guarantee of this Security by reason of such Holder having some connection with the relevant Taxing Jurisdiction (including a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of this Security or the receipt of principal of, premium, if any, and interest in respect thereof or in respect of the Guarantee of this Security;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payments on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in a Taxing Jurisdiction;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of nonresidence or similar claim for exemption to the relevant tax authority; or

                  (e) to, or to a Person on behalf of, a Holder of a definitive Registered Security issued pursuant to the request of owners of interests representing a majority in outstanding principal amount in the Book-Entry Interest following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that definitive Registered Securities be so issued.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefore.

                  "Relevant Date" means whichever is the later of (i) the day on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Trustee or the Holder on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holder in accordance with this Indenture.

                  References to principal of, and premium or interest in respect of, this Security or payments under the Guarantee of this Security shall be deemed to include to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of Gross-Up Taxes, Copies of such receipts shall be made available to the Holder of this Security upon request.

                  So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an authorized signatory of the Company.


                                        YORKSHIRE POWER FINANCE LIMITED


                                        By:
                                           ------------------------------------
                                             [Title]

                          CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                   THE BANK OF NEW YORK,
                                   As Trustee


                                   By:
                                      -----------------------------------------
                                       Authorized Signatory

Dated:

                          [Form of Reverse of Security]

                         YORKSHIRE POWER FINANCE LIMITED
                ___% [Series A] [Series B} Senior Notes due 2008

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1998 (herein call the "Original Indenture"), among the Company, Yorkshire Power Group Limited, as guarantor (the "Guarantor"), The Bank of New York, as trustee, principal paying agent, registrar and transfer agent (herein call the "Trustee", which term includes any successor trustee under the Indenture), and Banque Generale du Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the Second Supplemental Indenture, dated as of February 25, 1998 (together with the Original Indenture and any other supplements thereto, the "Indenture") among the Company, the Guarantor, the Trustee, and the Paying and Transfer Agent to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the Paying and Transfer Agent and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $300,000,000.

                  The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed (excluding the portion of any such interest accrued to the date of redemption) discount (for the purpose of determining present value) to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus twenty
(20) basis points, plus, in either case, accrued interest to the date of redemption.

                  "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of such Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                  "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotation for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such redemption date.

                  "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

                  "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date).

                  "Reference Treasury Dealer" means a primary US government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

                  Notice of redemption shall be given as provided in the Indenture not less than 30 days nor more than 60 days prior to the date fixed for redemption.

                  If fewer than all the Securities of this series are to be redeemed, selection of Securities for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

                  Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

                  In the event of redemption of this security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  In the Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after each declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the nonpayment of principal of the Securities which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

                  The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice to the Holders of Securities by first-class mail, at a price equal to the outstanding principal amount thereof, together with Additional Amounts, if any, and accrued interest, if any, to the redemption date if (a) the Company satisfies the Trustees prior to the giving of such notice that it has or will become obligated to pay Additional Amounts as a result of either (i) any changes in, or amendments to, the laws or regulations of a Taxing Jurisdiction, or any changes in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after February 19, 1998, or (ii) the issuance of definitive Registered Securities as a result of (A) DTC having notified the Company and the Book-Entry Depositary that it was unwilling or unable to continue to hold the Book-Entry Interest or at any time ceasing to be a "clearing agency" registered as such under the Securities Exchange Act of 1934 and, in either case, a successor is not being appointed by the Company within 120 days; (B) the Book-Entry Depositary for the Securities of this series having notified the Company that it was unwilling or unable to continue as Book-Entry Depositary with respect to the Securities of this series and no successor Book-Entry Depositary having been appointed by the Company within 120 days or (C) an Event of Default with respect to the Securities of this series having occurred and being continuing and a Holder, in such circumstance, having requested in writing that a Global Bearer Security of this series be exchanged for one or more definitive Registered Securities and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it, subject, as provided in the Indenture, to the delivery by the Company of an Officers Certificate that such obligation referred to in (a) cannot be avoided by the Company taking reasonable measures available to it.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration or transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No references herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, in respect of this Security and all payments made pursuant to the Guarantee of this Security at the time, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledge of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability or any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Customary abbreviations may be used in the name of the Holder of a Securities of this series or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    GUARANTEE

                  FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of, premium, if any, and interest in respect of this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

                  The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

                  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                         YORKSHIRE POWER GROUP LIMITED


                                          By:
                                             ----------------------------------
                                             Authorized Signatory